Contingencies	12 Months Ended
Jun. 30, 2023
Contingencies
Contingencies

31 Contingencies

(a)The commitment of tax payments

On October 13, 2020, Mingyou Industrial Investment (Guangzhou) Co., Ltd. (“Mingyou”), being a subsidiary of the Group’s equity-accounted investee prior to October 27, 2021 and a subsidiary of the Group since October 27, 2021, was set up to acquire the land use right of a parcel of land and to establish a new headquarters building for the Group in a district in Guangzhou, the PRC. In connection with the acquisition of the land use right and the construction of new headquarter building by Mingyou, on November 26, 2020, MINISO Guangzhou entered into a letter of intent (“the Letter”) with the local government of that district, whereby MINISO Guangzhou committed to the local government that the aggregate amount of tax levies paid by the subsidiaries of MINISO Guangzhou in that district and Mingyou would be no less than RMB965,000,000 for a five-year period starting from January 1, 2021. If the above entities fail to meet such commitment, MINISO Guangzhou will be liable to compensate for the shortfall.

In April 2022, MINISO Guangzhou provided a performance guarantee of RMB175,000,000 issued by a commercial bank to this local government in respect of the commitment of tax payments for the calendar year of 2022, which was valid from April 1, 2022 to March 31, 2023. The above entities have met the commitment for the calendar year of 2022 and therefore MINISO Guangzhou is not required to make any compensation to the local government under the above performance guarantee. As of March 31, 2023, the above performance guarantee has expired.

In March 2023, MINISO Guangzhou provided a performance guarantee of RMB190,000,000 issued by a commercial bank to this local government in respect of the commitment of tax payments for the calendar year of 2023, which was valid from April 1, 2023 to March 31, 2024. The directors have assessed that, based on the projection of and actual relevant taxes and surcharges paid and payable during the calendar year of 2023, the above entities are expected to meet the commitment for the calendar year of 2023 and it thus is not probable that MINISO Guangzhou needs to make such compensation to the local government under the above performance guarantee. No provision has therefore been made in respect of this matter as of June 30, 2023.

(b)Lawsuit relating to illicit competition

During the year ended June 30, 2022, Shenzhen Purcotton Technology Co., Ltd. initiated a legal proceeding against certain PRC subsidiaries of the Group, one of the Group’s suppliers and a store operated by one of the Group’s franchisees relating to an illicit competition dispute. The total amount claimed against the PRC subsidiaries was approximately RMB30 million. No provision was made in respect of this claim as of June 30, 2022 as the directors believed the probability of losing the case was low based on the assessment of the Group’s litigation counsel at that time.

As of June 30, 2023, a provision amounting to RMB30,000,000 was made based on the first instance judgment made by the court despite that the Group had filed an application of appeal to the court.

(c)Securities class action

A putative securities class action lawsuit relating to the disclosures in the Company’s IPO registration and prospectus was filed against the Company and certain of the Company’s officers and directors on August 17, 2022 in the United States. Plaintiffs purport to bring this action on behalf of a class of similarly situated investors and seek monetary damages on behalf of the class. Lead plaintiffs were appointed in November 2022 and has filed the complaint to the court. As of June 30, 2023, the Company and other defendants has filed the motion to dismiss the complaint and a decision was pending. This action remained was at its preliminary stage and the directors are unable to assess the outcome of the action or reliably estimate the potential losses, if any.